UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 31, 2006 (JANUARY 25, 2006)



                            JOURNAL REGISTER COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                       1-12955                     22-3498615
(STATE OR OTHER            (COMMISSION FILE NUMBER)          (IRS EMPLOYER
  JURISDICTION                                            IDENTIFICATION NUMBER)
OF INCORPORATION)

  50 WEST STATE STREET, TRENTON, NEW JERSEY                      08608
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

             (609) 396-2200
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
                         (FORMER NAME OR FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 25, 2006, Journal Register Company, a Delaware corporation (the "Company"), refinanced its existing $1,050,000,000 Credit Agreement, dated August 12, 2004, (the "Existing Credit Agreement") by and among the Company, JPMorgan Chase Bank, and the other parties thereto, pursuant to an Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A. as Administrative Agent, J.P. Morgan Securities Inc. as Sole Lead Arranger and Sole Bookrunner, SunTrust Bank and Wachovia Bank, N.A. as Co-Syndication Agents and Bank of America, N.A. and The Royal Bank of Scotland PLC as Co-Documentation Agents and the several banks and other financial institutions who become parties thereto as lenders (the "Credit Agreement"). On January 25, 2006, the Company borrowed $625,000,000 in Tranche A term loans and $130,500,000 in revolving credit loans under the Credit Agreement. These borrowings were used to repay term loans and revolving credit loans outstanding under the Existing Credit Agreement, to pay fees and expenses in connection with the Credit Agreement, and for general corporate purposes. The Credit Agreement allows the Company to borrow up to an additional $244,500,000 in revolving credit loans, subject to the terms of the Credit Agreement. In addition, an incremental loan facility is also made available under the Credit Agreement in the maximum amount of $500,000,000, subject to the terms and conditions of the Credit Agreement. The lenders have no obligation to make additional loans to the Company under the incremental loan facility, but may enter into these commitments in their sole discretion.

     The Credit Agreement is an amendment and restatement of the Existing Credit Agreement and, therefore, contains substantially similar terms as the Existing Credit Agreement except that, among other changes and in addition to the terms described above, the Tranche B term loans under the Existing Credit Agreement have been eliminated and the Tranche A term loan commitment has been increased by $350,000,000 and the amortization period for the Tranche A term loans has been extended. The commitment fee on the currently available and unused revolving credit loans has been reduced by 0.125% and the interest rates on outstanding loans based on London Interbank Offered Rates have been reduced by 0.25% to 0.50%, subject to the terms and conditions of the Credit Agreement. The borrowings currently outstanding under the Credit Agreement bear interest based on either various London Interbank Offered Rates (determined daily) plus 1.00% or the Prime Rate.

     The Credit Agreement provides for mandatory prepayments with the proceeds of certain dispositions and casualty events and with specified percentages of excess cash flow (as that term is defined in the Credit Agreement). In addition, the full amount of the borrowings may become immediately due following events of default by the Company or its subsidiaries as specified in the Credit Agreement. The Company may prepay borrowings without premium or penalty in accordance with the provisions of the Credit Agreement.

     Pursuant to the terms of the Credit Agreement, the Company will be required to maintain specified financial ratios, and will also be subject to specified operational limitations, including, among others, limitations on its ability to incur additional indebtedness, to make certain fundamental company changes (such as mergers and dispositions of assets), to make dividends and distributions on the Company's capital stock and to undertake certain capital expenditures. The Company will also be required, among other things, to maintain swap agreements.

     The borrowings are guaranteed by each of the Company's subsidiaries. The Company and its guarantor subsidiaries have pledged substantially all of their assets to secure the borrowings.

     The Company will be required to pay down the principal amount of the term loan in quarterly installments starting on December 29, 2006 and ending with a payment of $340,000,000 on August 12, 2012. The first four quarterly installments will be $7,500,000 per quarter, the next four will be $10,000,000 per quarter, the next four will be $12,500,000 per quarter, and the remaining eleven quarterly installments will be $15,000,000 per quarter. Interest and commitment fees will be payable quarterly or at the end of selected interest periods.

     This description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

     In connection with this refinancing, the Company expects to write-off approximately $5.7 million of deferred loan costs associated with the Existing Credit Agreement. This will be a non-cash item reflected in the Company's first quarter 2006 financial statements.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The description set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits

       Exhibit No.                Document Designation
       ----------                 --------------------

       10.1 Amended and Restated Credit Agreement, dated January 25, 2006, by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, SunTrust Bank and Wachovia Bank, N.A., as Co-Syndication Agents, Bank of America, N.A. and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the several banks and other financial institutions who become parties thereto as lenders.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 31, 2006

                                     JOURNAL REGISTER COMPANY


                                     By: /s/ Jean B. Clifton
                                        ----------------------------------------
                                     Name:   Jean B. Clifton
                                     Title:  President, Chief Operating Officer,
                                             and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

10.1 Amended and Restated Credit Agreement, dated January 25, 2006, by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., as Sole Lead Arranger and Sole Bookrunner, SunTrust Bank and Wachovia Bank, N.A., as Co-Syndication Agents, Bank of America, N.A. and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and the several banks and other financial institutions who become parties thereto as lenders.